SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

(b) Engagement of New Independent Registered Public Accounting Firm.

On March 8, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of USA Technologies, Inc. (the “Company”) approved the engagement of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm effective as of the same date.

As previously reported in the Company’s Form 8-K dated February 6, 2019, by letter dated February 1, 2019, the Company’s prior independent registered public accounting firm notified the Audit Committee that, among other things, it had resigned effective February 1, 2019.

During the two most recent fiscal years of the Company ended June 30, 2018 and 2017, and the subsequent interim period through March 8, 2019, neither the Company nor anyone on its behalf consulted with BDO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the financial statements of the Company, where either a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (iii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01.	Other Events.

As reported in the Company’s Form 8-K dated March 4, 2019, on February 26, 2019, the Company received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that trading of the Company’s securities would be delisted from The Nasdaq Stock Market unless the Company requested an appeal of this determination with the Nasdaq Hearings Panel (the “Panel”) by March 5, 2019. The Company filed a timely appeal with the Panel which automatically stayed the delisting until March 20, 2019. In accordance with applicable rules, the Company also requested that the Panel further stay the delisting pending the hearing. On March 5, 2019, the Company received a letter from Nasdaq scheduling an oral hearing before the Panel for April 11, 2019, and indicating that the Panel would notify the Company by no later than March 20, 2019 whether it had granted a further stay pending the hearing.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: March 8, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer